Scudder
Massachusetts
Limited Term
Tax Free Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A fund seeking to provide as high a level of income exempt from Massachusetts state personal income and regular federal income tax as is consistent with a high degree of price stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

            Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 2/15/94   Total Net Assets as of       Ticker Symbol:  SMLFX
                            10/31/98: $95.58 million
--------------------------------------------------------------------------------

o As of October 31, 1998, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.06%, equivalent to a 5.76% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

o For its most recent fiscal year ended October 31, 1998, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 5.59%. The Fund's return outpaced the average performance of the Fund's peers over the one- and three-year periods ended October 31, according to Lipper Analytical Services, Inc.

o Scudder Massachusetts Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through October 31, 1998.^1


                                Table of Contents

  3 Letter from the Fund's President    17 Financial Highlights
  4 Performance Update                  18 Notes to Financial Statements
  5 Portfolio Summary                   21 Report of  Independent Accountants
  6 Portfolio Management Discussion     22 Tax Information
  9 Glossary of Investment Terms        24 Officers and Trustees
 10 Investment Portfolio                25 Investment Products and Services
 14 Financial Statements                26 Scudder Solutions



^1 For your information, these ratings are subject to change every month and are calculated from the Fund's average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,586 funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


              2 - Scudder Massachusetts Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

   Short-term municipal bond funds such as Scudder Massachusetts Limited Term Tax Free Fund have afforded investors a gratifying level of principal stability over the past 12 months, during a period when events around the globe have led to greater volatility in most financial markets. We believe municipal bonds rank second only to U.S. Treasuries in the security they can provide investors. Most municipal issuers are able to raise money to pay principal and interest on the bonds they issue by levying taxes. Because of this taxing power, municipal bond performance tends to be less reliant on economic cycles than that of other asset classes. Added to municipals' characteristics of comparative stability and security is their high relative value at present compared with U.S. Treasuries:
In October 1998, yields of 5-year AAA-rated municipal bonds were at their highest level versus 5-year Treasury yields in 10 years.

   Scudder Massachusetts Limited Term Tax Free Fund's total return over its most recent annual period was 5.59%, outpacing the average performance of its peers as tracked by Lipper. The Fund also surpassed the average performance of its peers over the three-year period ended October 31, 1998. Please see the Portfolio Management Discussion beginning on page 6 for additional information.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 25 through 26 for more information on Scudder products and services.

   As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund, or visit our Web site at www.scudder.com. Thank you for choosing Scudder Massachusetts Limited Term Tax Free Fund to help meet your investment needs.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Massachusetts Limited Term Tax Free Fund


              3 - Scudder Massachusetts Limited Term Tax Free Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                              Total Return
   ---------------------------------------------------
   Period Ended   Growth of                    Average
   10/31/98       $10,000        Cumulative    Annual
   ---------------------------------------------------
   Scudder Massachusetts Limited Term
   Tax Free Fund
   ---------------------------------------------------
   1 Year         $  10,559         5.59%       5.59%
   Life of Fund*  $  12,511        25.11%       4.88%
   ---------------------------------------------------
   Lehman Brothers Municipal Bond Index (3 year)
   ---------------------------------------------------
   1 Year         $  10,572         5.72%       5.72%
   Life of Fund*  $  12,663        26.63%       5.18%
   ---------------------------------------------------
   * The Fund commenced operation on February 15, 1994.
     Index comparisons begin February 28, 1994.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                     Lehman Brothers Municipal   Scudder Massachusetts Limited
                     Bond Index (3 year)         Term Tax Free Fund

          2/94*             10000                         10000
          4/94               9938                          9912
         10/94              10058                         10030
          4/95              10401                         10414
         10/95              10862                         10840
          4/96              11051                         10997
         10/96              11352                         11271
          4/97              11561                         11425
         10/97              11978                         11885
          4/98              12204                         12094
         10/98              12663                         12549

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended October 31

                                                                 1994*     1995       1996      1997      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                $ 11.64   $ 12.02   $ 11.99    $ 12.10   $ 12.27
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                                               $   .36   $   .54   $   .50    $   .53   $   .49
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                              .00      8.08      3.98       5.44      5.59
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                             .56      8.01      4.51       5.51      5.72
------------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


              4 - Scudder Massachusetts Limited Term Tax Free Fund

                    Portfolio Summary as of October 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Hospital/Health                      26%
       Other General Obligation/Lease       20%
       Sales & Special Tax                  10%
       State General Obligation              9%
       Toll Revenue/Transportation           7%
       Higher Education                      7%
       Water/Sewer Revenue                   5%
       Student Loans                         4%
       Electric Utility Revenue              4%
       Pollution Control/Industrial
       Development                           3%
       Miscellaneous Municipal               5%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund is broadly diversified, with holdings in several categories of Massachusetts revenue and general obligation bonds.


-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       AAA                                  70%
       AA                                   10%
       A                                     6%
       BBB                                  10%
       BB                                    1%
       Not Rated                             3%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average quality: AA

   Overall portfolio credit quality remains high, with 80% of the Fund's holdings rated AAA or AA.


------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 year                     10%
       1 - 5 years                          54%
       5 - 10 years                         36%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average effective maturity:
   4.08 years

   During the most recent fiscal year, we focused on Massachusetts tax-exempt bonds with maturities of two to six years to take advantage of higher yields and what we felt were the most promising capital appreciation opportunities within the Fund's range of acceptable maturities.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


              5 - Scudder Massachusetts Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

In the face of heightened volatility in most of the world's financial markets, Scudder Massachusetts Limited Term Tax Free Fund registered gains over its most recent fiscal year ended October 31, 1998. The Fund posted a 5.59% total return over the 12 months ended October 31, surpassing the 5.08% average performance of 19 similar short-term state tax free funds as compiled by Lipper Analytical Services, Inc. As of October 31, the Fund's 30-day net annualized SEC yield was 3.06%, equal to a 5.76% taxable yield for Massachusetts investors in the top state and federal tax brackets.

                              Massachusetts Update

Massachusetts continues to lead economic growth in the New England region. Job creation has been strong, resulting in revenue collections that have exceeded projections. The Commonwealth finished its 1998 fiscal year with another surplus, and has increased the funding level of its stabilization fund. Massachusetts' unemployment rate as of August 1998 was 3%, the lowest level since 1989. Over the past twelve months the Commonwealth has added over 88,000 jobs, most of them in the services and construction sectors.

Massachusetts' debt level is high, but manageable, given its high wealth levels. The largest focus of the Commonwealth's capital budget is the Central Artery Project, scheduled to be completed by 2005. The project is being financed by various sources, including federal highway reimbursements, G.O. bonds, federal grant anticipation notes, Massport, and the Massachusetts Turnpike Authority. Although we will continue to monitor the substantial financial impact of the Central Artery Project, we believe the Commonwealth's focus on fiscal controls has succeeded in improving its overall credit quality.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most damaging developments were Russia's economic collapse -- including its short-term debt default and ruble devaluation, Japan's failure to initiate needed banking reform and climb out of recession, and Brazil's continuing currency crisis. The Federal Reserve lowered short-term interest rates by one quarter of a percentage point on September 29 in an attempt to restore order to worldwide financial markets. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. A subsequent interest rate reduction by the Fed along with mixed economic signals left investors wondering about the future direction of short-term interest rates. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the 12-month period, 5-year Treasury bond yields


              6 - Scudder Massachusetts Limited Term Tax Free Fund declined approximately one and one half of a percentage point and their prices rose 6.5%. Over the same time frame, 5-year AAA-rated municipal bond yields declined approximately one half of a percentage point, and their prices rose 2%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" from stocks, emerging market bonds, and corporate bonds into Treasuries; second, the heavy supply of new tax-exempt issues from January through October 1998. Municipal supply is expected to reach approximately $282 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

Partly because they have lagged in performance, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. If, as we expect, Treasury yields remain low, the tendency would be for municipal yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.

            Double-Tax-Free Income and Below-Average Risk

Scudder Massachusetts Limited Term Tax Free Fund is designed to deliver double-tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and ten years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the Fund's most recent fiscal year the Fund emphasized Massachusetts tax-exempt bonds with maturities of two to six years. We did this to take advantage of higher yields and what we felt were the most promising opportunities for capital appreciation within the Fund's range of acceptable maturities. We also continued to emphasize premium bonds (98% of the Fund's portfolio as of October 31), which generally exhibit less interest rate sensitivity than bonds priced at par. In addition, the Fund holds a large percentage of pre-refunded bonds (32% as of October 31). Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with 80% of the bonds in the Fund's portfolio rated AAA or AA.

                                     Outlook

The Federal Reserve enacted its two recent reductions in the Fed Funds Rate both to promote global economic stability and to keep the U.S. economy from sliding into a recession. If the Fed sees the need to act on either front over the coming months and cut interest rates further, the two- to six-year municipal bonds the Fund has been focusing on should continue to benefit. Once we feel the Fund has derived the bulk of likely near-term price gains from the two- to


              7 - Scudder Massachusetts Limited Term Tax Free Fund six-year sector, we will look to enhance the Fund's yield by shifting a portion of its assets into longer-maturity bonds while maintaining a similar average maturity.

We will continue to maintain a conservative investment strategy, including holding premium bonds, diversifying broadly, and keeping the Fund's credit quality at a high level. We will also search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with us.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon     /s/Kathleen A. Meany

Philip G. Condon        Kathleen A. Meany



                          Scudder Massachusetts Limited
                           Term Tax Free Fund: A Team
                             Approach to Investing

 Scudder Massachusetts Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Philip G. Condon, Lead Portfolio Manager, joined Scudder in 1983 and has over 17 years of experience as a portfolio manager and in municipal research. Phil has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager, joined Scudder in 1988 and has over 20 years of municipal sales and portfolio management experience. Kate has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1988.



              8 - Scudder Massachusetts Limited Term Tax Free Fund

                      Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the
                           securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


              9 - Scudder Massachusetts Limited Term Tax Free Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.5%
------------------------------------------------------------------------------------------------------------------------------
Boston, MA, Industrial Development Finance Authority, First
  Mortgage-Springhouse Inc., 4.25%, 7/1/1999 ...................................    255,000          SKI               254,787
Massachusetts General Obligation, Refunding Series 1993 B, 4.4%, 11/1/1998 .....    950,000          AA                950,038
Massachusetts Industrial Finance Agency, Health Care Facility Revenue,
  Beverly Enterprises, Daily Demand Note, 3.7%, 4/1/2009* ......................    100,000          MIG1              100,000
Massachusetts Turnpike Authority:
  Series 1996A, Refunded, 5%, 6/1/1999 .........................................    785,000          NR                794,585
  Series 1996A, Unrefunded, 5%, 6/1/1999 .......................................    215,000          NR                217,324
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,309,383)                                                             2,316,734
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 97.5%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, Industrial Development Finance Authority, First
  Mortgage-Springhouse Inc.:
   4.5%, 7/1/2000 ..............................................................    180,000          SKI               179,606
   4.75%, 7/1/2001 .............................................................    195,000          SKI               194,805
   4.875%, 7/1/2002 ............................................................    255,000          SKI               254,883
Lowell, MA, General Obligation:
  6%, 12/15/2004 (c) ...........................................................  2,025,000          AAA             2,249,937
  Prerefunded 2/15/01, 8.3%, 2/15/2005** .......................................  1,635,000          AAA             1,847,648
  Series 1992, 6.375%, 8/15/2001 ...............................................  1,000,000          A               1,065,340
Malden, MA, General Obligation, Series 1997, 5.5%, 8/1/2005 (c) ................  1,570,000          AAA             1,710,955
Massachusetts Bay Transportation Authority:
  General Obligation, Series 1997C, 5%, 3/1/2004 ...............................    500,000          A                 525,500
  System Revenue, Series 1992 C, Prerefunded 3/1/02, 6.1%, 3/1/2023** ..........  5,000,000          AAA             5,455,450
Massachusetts Educational Loan Authority, Issue E, Series A, 6.7%,
  1/1/2002 (c) .................................................................    400,000          AAA               428,816
Massachusetts General Obligation:
  Series A, 5.25%, 2/1/2001 (c) ................................................  3,000,000          AAA             3,108,660
  Series A, Prerefunded 8/1/2001, 6.5%, 8/1/2011** .............................  2,000,000          AAA             2,187,220
  Series C, Prerefunded 12/1/2000, 7%, 12/1/2010** .............................    775,000          AAA               829,777
  Series C, Prerefunded 12/1/2000, 7.5%, 12/1/2007** ...........................    750,000          AAA               824,295
Massachusetts Grant Anticipation Notes, Revenue Bonds, 5%, 12/15/2005 ..........  4,000,000          AA3             4,248,240

    The accompanying notes are an integral part of the financial statements.


              10 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority:
  Berkshire Health System:
   Series C, 5.9%, 10/1/2011 ...................................................  1,000,000          BBB             1,040,720
   Series D, 5.3%, 10/1/2003 (c) ...............................................  1,350,000          AAA             1,437,548
  Boston College Issue, Series 1998L, 5%, 6/1/2006 .............................    520,000          AA-               551,970
  Central Massachusetts Medical Center, Series B, 6%, 7/1/2002 (c) .............    500,000          AAA               538,200
  Daughters of Charity:
   Carney Hospital, Prerefunded 7/1/2000, 7.5%, 7/1/2005** .....................  1,000,000          AAA             1,083,630
   Series D, 4.9%, 7/1/2000 ....................................................    400,000          AA                408,920
  Fairview Extended Care, Series 1997B, 4.55%, 1/1/2021 (c) ....................  1,750,000          AAA             1,780,958
  Hallmark Health System, Series 1997A, 5.25%, 7/1/2006 (c) ....................  1,000,000          AAA             1,076,330
  Massachusetts Eye and Ear Infirmary, Series A, 7%, 7/1/2001 ..................  2,120,000          BBB             2,233,187
  Medical, Academic & Scientific:
   Series A, 5.9%, 1/1/2000 ....................................................    500,000          A                 512,275
   Series A, 6%, 1/1/2001 ......................................................  1,000,000          A               1,041,310
   Series A, 6.1%, 1/1/2002 ....................................................    500,000          A                 529,405
  Newton-Wellesley Hospital, Series D, Prerefunded 7/1/2001, 7%,
   7/1/2015 (c)** ..............................................................  1,500,000          AAA             1,655,070
  St. Joseph's Hospital, Series C, Prerefunded 10/1/1999, 9.5%, 10/1/2020** ....  3,355,000          AAA             3,614,476
  Valley Regional Health System, Series C, 5.3%, 7/1/2000 ......................  1,500,000          AAA             1,541,610
  Wheaton College, Series B, Prerefunded 7/1/99, 7.2%, 7/1/2009** ..............    590,000          AAA               618,279
Massachusetts Housing Finance Agency, Housing Project Revenue, Series A,
  5.2%, 10/1/2000 ..............................................................    575,000          A                 587,115
Massachusetts Industrial Finance Agency:
  Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/2004 (c) ................  1,000,000          AAA             1,057,760
  Cape Cod Health Systems, Series 1990, Prerefunded 11/15/00, 8.5%,
   11/15/2020** ................................................................  2,150,000          AAA             2,400,733
  College of the Holy Cross, Series 1996, 5.5%, 3/1/2006 (c) ...................  1,000,000          AAA             1,093,170
  East Boston Neighborhood Project, 7.25%, 7/1/2006 ............................    855,000          BA                895,501
  Leominister Hospital, Series 1989A, Prerefunded 8/1/1999, 8.625%,
   8/1/2009** ..................................................................  2,000,000          AAA             2,120,720
  Merrimack College, Series 1997, 5.5%, 7/1/2006 (c) ...........................  1,055,000          AAA             1,157,113
  Milton Academy, Revenue Refunding, Series A, Prerefunded 9/1/99, 7.25%,
   9/1/2019 (c)** ..............................................................    700,000          AAA               738,213
  Resource Recovery, North Andover Solid Waste:
   Series A, 6.15%, 7/1/2002 ...................................................    750,000          BBB               786,023
   Series A, 6.3%, 7/1/2005 ....................................................  2,750,000          BBB             2,970,935
  Worcester Polytechnic, Series 1997II, 5.25%, 9/1/2004 (c) ....................  1,065,000          AAA             1,138,773

    The accompanying notes are an integral part of the financial statements.


              11 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Wholesale Electric Company, Power Supply System
  Revenue:
  Prerefunded 7/1/2002, 6.75%, 7/1/2017** ......................................  1,720,000          AAA             1,929,685
  Series B, 6.3%, 7/1/2000 .....................................................    345,000          A                 359,814
  Series B, 6.375%, 7/1/2001 ...................................................  1,000,000          A               1,065,370
Massachusetts Port Authority Revenue:
  Series 1997A, 6%, 7/1/2004 ...................................................  1,140,000          AA              1,260,031
  Special Facilities-- USAir Project, Series 1996A, 5.5%, 9/1/2006 (c) .........    640,000          AAA               693,696
Massachusetts Special Obligation, Series 1997A, 5.5%, 6/1/2005 .................  1,000,000          AA              1,087,870
Massachusetts Special Obligation Revenue Bonds, Series A, 5.2%, 6/1/2004 .......  1,000,000          AA              1,064,140
Massachusetts Water Resource Authority:
  Series 1991A, Prerefunded 12/1/2001, 6.875%, 12/1/2011** .....................  1,000,000          AAA             1,112,350
  Series 1998A, 5%, 8/1/2004 (c) ...............................................  1,260,000          AAA             1,330,069
  Series A, Prerefunded 7/15/02, 6.75%, 7/15/2012** ............................  1,000,000          AAA             1,122,870
Nantucket, MA, General Obligation, Prerefunded 12/1/2001, 6.25%, 12/1/2002** ...    250,000          AAA               273,373
New England Education Loan Marketing Corp., Massachusetts Student Loan
  Revenue Refunding, Issue A, 5.8%, 3/1/2002 ...................................  3,150,000          AAA             3,320,415
North Attleboro, MA, General Obligation, Series 1997, 6%, 3/1/2007 (c) .........  1,000,000          AAA             1,132,720
South Essex, MA, Sewer District, Series B, Prerefunded 6/1/2004, 6.75%,
  6/1/2013 (c)** ...............................................................  1,000,000          AAA             1,158,440
Southeastern Massachusetts University Building, Series A, 5.5%, 5/1/2004 (c) ...  1,010,000          AAA             1,088,820
Springfield, MA, General Obligation, Series 1996, 6.375%, 8/1/2003 (c) .........  2,035,000          AAA             2,255,614
Springfield, MA, Municipal Purpose Loan, General Obligation, Series 1996,
  6.25%, 8/1/2006 (c) ..........................................................  1,000,000          AAA             1,145,050
Worcester, MA, General Obligation:
  Revenue Refunding, Series G, 6%, 7/1/2001 (c) ................................  2,000,000          AAA             2,119,960
  Series 1997, 5.75%, 8/1/2007 (c) .............................................  1,000,000          AAA             1,119,320
Puerto Rico
Puerto Rico Public Building Authority, 6.75%, 7/1/2004 (c) .....................  2,250,000          AAA             2,581,809
Virgin Islands
Virgin Islands Public Finance Authority Revenue Bonds, Series C, 5.5%,
  10/1/2004 ....................................................................  2,500,000          BBB-            2,645,850
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $86,636,826)                                                    89,588,342
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $88,946,209) (a)                                                         91,905,076
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              12 - Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $88,957,816. At October 31, 1998, net unrealized appreciation for all securities was $2,947,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,948,482 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $1,222.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


              13 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $88,946,209) ...................   $  91,905,076
                 Cash ...................................................................       2,723,888
                 Interest receivable ....................................................       1,487,159
                 Receivable for Fund shares sold ........................................          24,659
                 Deferred organization expenses .........................................           1,626
                 Other assets ...........................................................             485
                                                                                            ----------------
                 Total assets ...........................................................      96,142,893
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ......................................................          86,221
                 Payable for Fund shares redeemed .......................................         379,214
                 Accrued management fee .................................................          42,837
                 Other payables and accrued expenses ....................................          57,471
                                                                                            ----------------
                 Total liabilities ......................................................         565,743
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  95,577,150
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments .................................       2,958,867
                 Accumulated net realized loss ..........................................        (171,093)
                 Paid-in capital ........................................................      92,789,376
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  95,577,150
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($95,577,150/ 7,790,753 outstanding shares of beneficial                 ----------------
                   interest, $.01 par value, unlimited number of shares authorized) .....          $12.27
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


              14 - Scudder Massachusetts Limited Term Tax Free Fund

                             Statement of Operations
                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ...............................................................   $   4,396,325
                                                                                            ----------------

                 Expenses:
                 Management fee .........................................................         549,378
                 Custodian and accounting fees ..........................................          56,940
                 Services to shareholders ...............................................          64,240
                 Trustees' fees and expenses ............................................          19,337
                 Auditing ...............................................................          31,755
                 Legal ..................................................................           6,205
                 Reports to shareholders ................................................          17,885
                 Registration fees ......................................................          10,649
                 Amortization of organization expenses ..................................           5,625
                 Other ..................................................................           7,584
                                                                                            ----------------
                 Total expenses before reductions .......................................         769,598
                 Expense reductions .....................................................         (82,874)
                                                                                            ----------------
                 Expenses, net ..........................................................         686,724
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          3,709,601
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..............................         (17,874)
                 Net unrealized appreciation (depreciation) on investments during
                   the period ...........................................................       1,231,974
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                 1,214,100
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   4,923,701
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              15 - Scudder Massachusetts Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $  3,709,601      $  3,039,006
                 Net realized gain (loss) on investments ...............       (17,874)            8,891
                 Net unrealized appreciation (depreciation) on
                    investments during the period ......................     1,231,974           676,307
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations ..     4,923,701         3,724,204
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income .............................................    (3,708,899)       (3,039,006)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................    56,595,157        34,983,831
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................     2,586,470         1,974,195
                 Cost of shares redeemed ...............................   (44,345,935)      (23,621,656)
                                                                          ----------------  ----------------
                 Net increase in net assets from Fund share
                    transactions .......................................    14,835,692        13,336,370
                                                                          ----------------  ----------------
                 Increase in net assets ................................    16,050,494        14,021,568
                 Net assets at beginning of period .....................    79,526,656        65,505,088
                                                                          ----------------  ----------------
                 Net assets at end of period ...........................  $ 95,577,150      $ 79,526,656
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............     6,573,339         5,463,378
                                                                          ----------------  ----------------
                 Shares sold ...........................................     4,651,211         2,911,596
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................       212,502           164,273
                 Shares redeemed .......................................    (3,646,299)       (1,965,908)
                                                                          ----------------  ----------------
                 Net increase in Fund shares ...........................     1,217,414         1,109,961
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................     7,790,753         6,573,339
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


              16 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             February 15,
                                                                                                                 1994
                                                                                                           (commencement of
                                                                      Years Ended October 31,               operations) to
                                                              1998        1997        1996       1995      October 31, 1994
----------------------------------------------------------------------------------------------------------------------------
                                                          ------------------------------------------------------------------
Net asset value, beginning of period ...................    $ 12.10     $ 11.99     $ 12.02    $ 11.64         $12.00
                                                          ------------------------------------------------------------------
Income from investment operations:
Net investment income ..................................        .49         .53         .50        .54            .36
Net realized and unrealized gain (loss) on
  investment transactions ..............................        .17         .11        (.03)       .38           (.36)
                                                          ------------------------------------------------------------------
Total from investment operations .......................        .66         .64         .47        .92            .00
                                                          ------------------------------------------------------------------
Less distributions from net investment income ..........       (.49)       (.53)       (.50)      (.54)          (.36)
                                                          ------------------------------------------------------------------
Net asset value, end of period .........................    $ 12.27     $ 12.10     $ 11.99    $ 12.02         $11.64
                                                          ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...................................       5.59        5.44        3.98       8.08           0.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................         96          80          66         55             36
Ratio of operating expenses, net to average daily net
  assets (%) ...........................................        .75         .75         .67        .24             --
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ......................        .84         .93         .90        .92           1.44*
Ratio of net investment income to average daily net
  assets (%) ...........................................       4.05        4.40        4.16       4.56           4.45*
Portfolio turnover rate (%) ............................        9.1         9.8        12.4       27.4           26.3*

(a)   Total returns would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


              17 - Scudder Massachusetts Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $160,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, ($21,000), October 31, 2004 ($115,000) and October 31, 2005 ($24,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


             18 - Scudder Massachusetts Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investments (excluding short-term) aggregated $22,502,221 and $7,820,416, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until February 28, 1999. For the year ended October 31, 1998, the Adviser did not impose a portion of its management fee amounting to $82,874, and the amount imposed amounted to $466,504.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $43,271, of which $3,511 was unpaid at October 31, 1998.


             19 - Scudder Massachusetts Limited Term Tax Free Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $36,000, of which $6,000 was unpaid at October 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Trustees' fees aggregated $19,337.


             20 - Scudder Massachusetts Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and to the Shareholders of Scudder Massachusetts Limited Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 4, 1998


             21 - Scudder Massachusetts Limited Term Tax Free Fund

                                Tax Information

Of the dividends paid by the Scudder Massachusetts Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1998, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts state income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


             22 - Scudder Massachusetts Limited Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.




              23 - Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


             24 - Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

              25 - Scudder Massachusetts Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              26 - Scudder Massachusetts Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


              27 - Scudder Massachusetts Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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